Exhibit 99.1

                            Joint Filer Information

Each of the following joint filers has designated Greenhill Capital Partners
III, L.P. as the "Designated Filer" for purposes of the attached Form 4:

Date of Event Requiring Statement: March 3, 2023 Issuer Name and Ticker
or Trading Symbol: Zeta Global Holdings Corp. [ZETA]

       1. Greenhill Capital Partners III, L.P.
          600 Lexington Ave.
          31st Floor
          New York, NY 10022

       2. Greenhill Capital Partners (Employees) III, L.P.
          600 Lexington Ave.
          31st Floor
          New York, NY 10022

       3. Greenhill Capital Partners (GHL) III, L.P.
          600 Lexington Ave.
          31st Floor
          New York, NY 10022

       4. Greenhill Capital Partners (Cayman Islands) III, L.P.
          600 Lexington Ave.
          31st Floor
          New York, NY 10022

       5. GCP Capital Partners (Cayman) IV, L.P.
          600 Lexington Ave.
          31st Floor
          New York, NY 10022

       6. GCP Capital Partners IV, L.P.
          600 Lexington Ave.
          31st Floor
          New York, NY 10022

Greenhill Capital Partners  III, L.P

By:                                   /s/ Boris Gutin
                                    -----------------------------
Name: Boris Gutin Title:
Managing Director

Greenhill Capital Partners (Employees) III, L.P.

By:                                   /s/ Boris Gutin
                                    -----------------------------
Name: Boris Gutin
Title: Managing Director

Greenhill Capital Partners (GHL) III, L.P.

By:                                   /s/ Boris Gutin
                                    -----------------------------
Name: Boris Gutin
Title: Managing Director

Greenhill Capital Partners (Cayman Islands) III, L.P.

By:                                   /s/ Boris Gutin
                                    -----------------------------
Name: Boris Gutin
Title: Managing Director

GCP Capital Partners (Cayman) IV, L.P.

By:                                   /s/ Boris Gutin
                                    -----------------------------
Name: Boris Gutin
Title: Managing Director

GCP Capital Partners IV, L.P.

By:                                   /s/ Boris Gutin
                                    -----------------------------
Name: Boris Gutin
Title: Managing Director